SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 14, 2010

Aviation Surveillance Systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-145794	20-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Xuang Mi Hu Road, Xi Yuan, Futian, Shenzhen, P.R.C.	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  086-13828-766-488

_________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01     Entry Into A Material Definitive Agreement

On June 14, 2010, we borrowed the sum of $20,000 from our President, CEO, and sole director, Eden Ho, pursuant to a Promissory Note dated June 14, 2010 (the “Note”).  The Note bears interest at a rate of six percent (6%) per year and matures on June 14, 2011.  The Note may be pre-paid in whole or in part without penalty.

We intend to use the funds borrowed under the Note to pay the initial deposit required under the Letter of Intent for the Checotah natural gas project as discussed in our Current Report on Form 8-K filed June 4, 2010.

SECTION 5 – Corporate Governance and Management

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 14, 2010, the board of directors appointed Mark Mroczkowski to act as our CFO and Treasurer.  Mr.  Mroczkowski age 57, has worked as an independent financial consultant and advisor to businesses since May 2008.  From July 2000 until April 2008, Mr. Mroczkowski served as the CFO for publicly held Sequiam Corporation, a biometric original equipment manufacturing (OEM) and original design manufacturer (ODM) software and hardware company, with engineering, manufacturing and sales facilities in Taiwan, China and South Africa. He was also a member of Sequiam’s Board of Directors. Mr. Mroczkowski has also served as CFO for GeoStar Corporation, a private company with oil and gas exploration operations and five oil field service companies located throughout Michigan, Ohio, Kentucky, Illinois Texas, Wyoming, and Queensland and New South Wales. During his career, Mr. Mroczkowski has founded a firm of Certified Public Accountants and co-founded an oil & gas exploration company, an import export company, and a technology company.  Mr. Mroczkowski began his career with a Big 4 accounting firm; he holds a Bachelor of Science from the Florida State University and is a Florida CPA.

There are no family relationships between Mr. Mroczkowski and any of our current or former directors or executive officers.

Mr. Mroczkowski has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.  At this time, we do not have any employment agreements or other compensation arrangements with Mr. Mroczkowski. We are in the process of developing the details of future compensation and other incentives for Mr. Mroczkowski, including potential equity ownership in the company.  Additional information will be appropriately disclosed with available.

SECTION 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aviation Surveillance Systems, Inc.

/s/ Eden Ho
Eden Ho
President, Chief Executive Officer
Date: June 15, 2010